Exhibit 99.1

FLASH SPORTS & MEDIA

NASDAQ: FLZH

GLOBAL T20 DEVELOPMENT · CONTENT, RIGHTS & DISTRIBUTION

# Building a Global T20 League Network

Flash Sports & Media is pursuing a strategy to consolidate content rights and develop owned distribution. The plan is to take a proven league-development model, anchored by the LPL, and replicate it across Asia and Africa to build the first vertically integrated, multi-market T20 platform on a public exchange.

| $10–12B | 4 markets* | Mar 2026 |
|---|---|---|
| Global cricket market (industry est.) | *Subject to definitive agreements.<br>Sri Lanka, Malaysia, Singapore, Zimbabwe | NASDAQ compliance regained |

*Investor Presentation · 2026 · Furnished to the SEC on Form 8-K. See Important Disclosures on the following page.*

I M P O R T A N T L E G A L I N F O R M A T I O N Disclaimers & Forward-Looking Statements FURNISHED, NOT FILED This presentation is furnished as an exhibit to a Current Report on Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except as expressly set forth by specific reference in such filing. NO OFFER OR SOLICITATION This presentation is for informational purposes only and is not an offer to sell, or the solicitation of an offer to buy, any security, and shall not constitute an offer or sale in any jurisdiction where unlawful. Any offering of securities will be made only by means of definitive offering documents. FORWARD-LOOKING STATEMENTS PROJECTIONS ARE ILLUSTRATIVE Five-year revenue, subscriber, team-count and margin figures are illustrative management estimates based on assumptions that may not prove correct. They are not forecasts or guarantees and should not be relied upon as predictions of actual results. NON-GAAP MEASURES EBITDA and EBITDA margin are non-GAAP financial measures and should not be considered in isolation or as substitutes for results prepared under GAAP. Reconciliations for forward-looking non-GAAP measures are not provided because they cannot be prepared without unreasonable effort. THIRD-PARTY DATA; FILINGS GOVERN Industry and market data are derived from third-party sources and have not been independently verified by the Company. Recipients should rely solely on the Company's SEC filings (Forms 8-K, 10-K and 10-Q), which govern. This summary is not exhaustive. See the complete risk factors and financial information in the Company's filings with the U.S. Securities and Exchange Commission. and governing bodies, capital availability, execution risk, competition, seasonality, country-specific, currency, dilution, technology and cybersecurity risks, and the risk factors described in the Company's SEC filings. Actual results may differ materially, and the Company undertakes no obligation to update forward-looking statements except as required by law. Statements that are not historical fact are forward-looking statements under the federal securities laws. These include statements regarding league rights, league launches and expansion, required approvals, capital raising, OTT/linear distribution, subscriber, revenue, EBITDA, margin and market-expansion objectives, and use of Nasdaq-listed equity as acquisition currency. These statements involve substantial risks and uncertainties, including limited operating history in certain markets, dependence on third-party rights holders

THE OPPORTUNITY

# T20 Is Cricket's Growth Engine

Twenty20 has become the commercial core of world cricket. Franchise leagues now drive the sport's media value, and the model keeps proving itself in new markets. Most of that value sits with a handful of mature leagues. The opportunity is to build the next tier of leagues and participate in potential growth of emerging leagues.

**$10–12B** Global cricket market

**~75%** Of viewing now T20-led (est.)

*Third-party industry estimates, for scale context only. Figures are not predictive of LPL or Company performance and do not imply equivalent valuation.*

### THE LEAGUE LADDER

| | | |
|---|---|---|
| **IPL** | **$6.2B media rights** | $1.6B+ franchise |
| **SA20** | **~$100M rights** | $25–35M franchise |
| **PSL** | **PKR 2,600 Cr** | Growing |
| **LPL** | **Early-stage** | Entry point · the anchor |

FLASH SPORTS & MEDIA, INC. · NASDAQ: FLZH 1

T H E M O D E L Own the Content. Control the Distribution. Few cricket-media businesses own both the content IP and the pipes that carry it. Distributors typically keep a 15–20% fee for moving someone else's content. Flash Sports & Media is built to control the league rights and the distribution, then intends to run that same playbook market after market. Own the content IP Consolidate league commercial and media rights, starting with the LPL through subsidiary IPG, so the most valuable asset sits in-house. Build owned distribution Move from licensing toward a Flash- owned OTT app and linear channel, capturing more of the value chain over time. Replicate across markets Run one operating platform across multiple leagues so each new market launches faster and cheaper than the last. FLASH SPORTS & MEDIA, INC. · NASDAQ: FLZH 2

ANCHOR ASSET

# LPL: Operating Anchor Asset

The Lanka Premier League is the live, operating asset that provides an operating anchor for management's strategy. Flash holds its commercial and media rights through its subsidiary IPG, with Sri Lanka Cricket as the underlying long-term IP owner.

| | |
|---|---|
| PROPERTY | LPL, Sri Lanka's premier T20 franchise tournament |
| RIGHTS BASIS | Commercial & media rights via IPG (Flash subsidiary) |
| IP OWNER | Sri Lanka Cricket (SLC), long-term agreement |
| BROADCASTER | Star Sports Network (2024–2027) |
| FORMAT | Nov–Dec window · ~23 matches over ~15 days |

*Rights scope, exclusivity and duration are a key diligence item, subject to the IPG agreement terms.*

**#9** Approx. global league ranking

**5 → 6** Teams (2025 expansion)

**Sub-$15M** Indicative annual entry scale

**Talent & profile.** Lasith Malinga and Angelo Mathews among recognized names, plus internationals from India, Pakistan, Australia and the West Indies.

FLASH SPORTS & MEDIA, INC. · NASDAQ: FLZH 3

T H E N E T W O R K From One League to a Global Network The same operating platform extends from Sri Lanka across Asia and into Africa, turning a single anchor league into a connected, multi-market T20 footprint. LPL LIVE ANCHOR Sri Lanka Commercial & media rights held via IPG. The proven core of the network. MT20 TARGET 2026 Malaysia Inaugural edition, ~5 franchises. Partners: MCA (proposed) + IPG. 32M+ market, strong diaspora. SG20 TARGET 2027 Singapore Upgrade from the SCA Development League toward a pro franchise model. Affluent sponsor base. ZT20 TARGET 2027 Zimbabwe First pro franchise tournament with Zimbabwe Cricket. Low cost base, regional African rights. League names, launch windows, team counts, governing-body arrangements and commercial rights are preliminary and subject to definitive documentation, regulatory and governing- body approvals, capital availability, operational readiness and market conditions. No assurance can be given that any target league will launch on the proposed timeline or at all. FLASH SPORTS & MEDIA, INC. · NASDAQ: FLZH 4

T H E P L A Y B O O K A Repeatable League-Development Engine Each new league reuses the same shared infrastructure, so launches get faster and cheaper as the network grows. This is the compounding advantage of owning the platform rather than renting it. Centralized production One 4K production and broadcast operation serves every league, instead of standing up costs market by market. Unified sponsorships Sell one network of leagues to brands and potentially crypto partners, with cross-market packages potentially worth more than any single league. Shared talent pool & draft A common player draft and roster system moves talent across leagues and keeps the calendar full year- round. Common distribution Every new league plugs into the same OTT app, channel and ad stack, adding content without adding pipes. FLASH SPORTS & MEDIA, INC. · NASDAQ: FLZH 5

D I S T R I B U T I O N From Licensing Toward Ownership A phased move from third-party dependency to owned distribution. Each phase is gated on rights, capital and adoption milestones. 01 2026–27 Rights Consolidation • Secure direct-to-consumer streaming rights • Pilot the Flash Cricket OTT app (NA / EU diaspora) • Subscriber economics modeled bottom-up 02 2027–28 Linear Channel • Launch a dedicated cricket channel (SEA & Africa) • Bundle LPL with expansion-market content • Pursue cable & satellite carriage deals 03 2028+ Owned Platform • Compete for diaspora viewership at scale • Integrate content → distribution → advertising • Subject to capital and prior-phase delivery Current distribution depends on third parties (Star Sports through 2027). Subscriber and ARR figures are illustrative and not forecasts. Existing broadcast and media arrangements may limit or delay the Company's ability to launch direct-to-consumer or linear offerings, and any such offerings would require additional capital, technology development, content rights, distribution agreements and consumer adoption. FLASH SPORTS & MEDIA, INC. · NASDAQ: FLZH 6

E C O N O M I C S Multi-Stream Revenue Model Six revenue streams across the network, each captured more fully by owning content and distribution together. 60–70% Media Rights Broadcast licensing, linear & OTT 50–60% Sponsorships Title, jersey deals, branding 70–80% Ad Revenue Digital advertising & broadcast spots 40–50% Ticketing Stadium gate (80% team / 20% league) 30–40% Merchandise Jerseys, fan gear, collectibles Recurring Franchise Fees Team acquisition & annual payments Vertical integration. Distributors typically keep a 15–20% fee. Owning content alongside distribution is intended to retain more of the value chain over time. FLASH SPORTS & MEDIA, INC. · NASDAQ: FLZH 7